Statements of Net Assets Available for Benefits - Employees' 401(k) Savings and Investment Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 36,085,059	$ 34,231,156
Investments, at contract value	11,424,075	11,384,761
Receivables:
Employer contributions	305,874	290,728
Notes receivable from participants	308,976	335,344
Total receivables	614,850	626,072
Net assets available for benefits	$ 48,123,984	$ 46,241,989